Exhibit 10.31

ASSIGNMENT OF INVENTION AND PATENT APPLICATION

Whereas I, Christine Ichim, a citizen of the Canada residing in Spring Valley, CA herein referred to as ASSIGNOR, have invented new and useful innovations described in “TREATMENT OF MYELODYSPLASTIC SYNDROME BY INHIBITION OF NR2F6”, the specification of which was filed on December 16, 2014 as U.S. Non-Provisional Patent Application No 14/572,574, herein referred to as the Invention

And Whereas, Regen BioPharma, Inc., with its principal place of business at 4700 Spring St., Suite 304, La Mesa, CA 91942 herein referred to as ASSIGNEE, desires to acquire the entire right, title, and interest in and to the said Invention,

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby acknowledges that they have sold, assigned, transferred, and set over, and by these presents do hereby sell, assign, and transfer, and set over unto ASSIGNEE and its successors and assigns, 100% of the following:

(A) ASSIGNOR’S right, title and interest in and to the Invention entitled in“TREATMENT OF MYELODYSPLASTIC SYNDROME BY INHIBITION OF NR2F6”, US Non- Provisional Patent Application No. 14/572,574 filed December 15, 2014,

(B) any patent or reissues that claim priority to U.S. Non-Provisional Application No 14/572,574; and

(C) any continuations, continuations-in-part, substitutes, or divisionals that claim priority to US Non-Provisional Application No. 14/572,574.

ASSIGNOR authorizes and requests the Commissioner for Patents to issue any resulting patent(s) as follows: 0% to ASSIGNOR and 100% to ASSIGNEE.

ASSIGNOR hereby further sells, assigns, transfers and sets over unto ASSIGNEE, 100% of ASSIGNOR’S entire right, title, and interest in and to said invention in the United States and every country foreign to the United States. ASSIGNOR agrees to execute all papers, give any required testimony, and perform other lawful acts, at ASSIGNEE’S expense, as ASSIGNEE may require to enable ASSIGNEE to perfect ASSIGNEE’S interest in any resulting patent of the United States and countries foreign thereto, and to acquire, hold, enforce, convey, and uphold the validity of said patent and reissues and extensions thereof, and ASSIGNEE’S interest therein.

In testimony whereof ASSIGNOR intending to be legally bound hereunto affix his signature.

ASSIGNOR

/s/ Christine Ichim	December 17, 2014
(Christine Ichim)	(Date)